HEICO CORPORATION

                                   EXHIBIT 23

                                TO THE FORM 10-K

                            FOR THE FISCAL YEAR ENDED

                                OCTOBER 31, 2002

              SECURITIES AND EXCHANGE COMMISSION FILE NUMBER 1-4604


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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-4945, 33-62156, 333-8063, 333-19667, 333-26059 and 333-81789 of HEICO
Corporation on Forms S-8 of our report dated December 18, 2002, appearing in this Annual Report on Form 10-K of HEICO Corporation for the year ended October 31, 2002.


DELOITTE & TOUCHE LLP

Fort Lauderdale, Florida
January 22, 2003